UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	ALTR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2020, Altair Engineering Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) approval, on an advisory basis, with respect to the compensation of the Company’s named executive officers and (iii) the ratification of the appointment of the Company’s independent registered public accounting firm. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2020.

The final voting results were as follows:

1.	The stockholders elected nominees James R. Scapa and Steve Earhart as Class III directors of the Company to serve a three-year term expiring at the 2023 annual meeting and until the director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The votes were cast with respect to this matter as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
James R. Scapa	336,230,027	10,146,182	579,138	3,173,081
Steve Earhart	336,637,321	9,728,662	589,364	3,173,081

2.	The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
344,196,351	1,238,126	1,520,870	3,173,081

3.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 was approved by the stockholders based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
350,078,111	16,418	33,899	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Dated: May 26, 2020	By:	/s/ Howard N. Morof
	Name:	Howard N. Morof
	Title:	Chief Financial Officer